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        NUMBER                                                                                                SHARES
    KT

                                                          KAYNAR TECHNOLOGIES INC.

INCORPORATED UNDER THE LAWS                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                                                CUSIP 486605 10 8


    This Certifies that







    is the record holder of

                                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                                                          KAYNAR TECHNOLOGIES INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                            CERTIFICATE OF STOCK

         Dated:


              /s/ D.A. Werner                                         [SEAL]                                   /s/ Jordan A. Law

                   SECRETARY                                                                                     PRESIDENT

COUNTERSIGNED AND REGISTERED
              TRANSFER AGENT AND REGISTRAR

BY


                   AUTHORIZED SIGNATURE
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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- .............Custodian.............
    TEN ENT -- as tenants by the entireties                                                   (Cust)               (Minor)
    JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
               survivorship and not as tenants                                            Act ...............................
               in common                                                                                (State)
                                                                     UNIF TRF MIN ACT  -- .........Custodian (until age......)
                                                                                            (Cust)
                                                                                          ............under Uniform Transfers
                                                                                             (Minor)
                                                                                          to Minors Act .....................
                                                                                                             (State)


                                   Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

__________________________________________________________________________________________________________________________________
                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________


                                                      X __________________________________________________________________________

                                                      X __________________________________________________________________________
                                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                       WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                       ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed








By_________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.








----------------------------------------------------
AMERICAN BANK NOTE COMPANY  APR 14, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807      050052bk
(562) 989-2333
(FAX) (562) 426-7450        Proof /s/ Illegible  NEW
----------------------------------------------------
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